Exhibit 32(e)


                                  CERTIFICATION

                             18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Mississippi Power Company for the year ended December 31, 2004, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1) such Annual Report on Form 10-K of Mississippi Power Company for the year ended December 31, 2004, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of Mississippi Power Company for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Mississippi Power Company.

                                        /s/Anthony J. Topazi
                                          Anthony J. Topazi
                                President and Chief Executive Officer


                                       /s/Michael W. Southern
                                         Michael W. Southern
                                    Vice President, Treasurer and
                                        Chief Financial Officer

Date:  February 28, 2005